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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002

                        American Capital Strategies, Ltd.
             (Exact name of registrant as specified in its charter)


DELAWARE                           814-00149               52-1451377
----------------------------       -------------           ---------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
        of incorporation)          File Number)            Identification No.)


                             2 Bethesda Metro Center
                                   14th Floor
                               Bethesda, MD 20814
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (301) 951-6122


                                       N/A
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure

American Capital Strategies, Ltd. ("ACAS"), is furnishing herewith the Statements under Oath of its Chief Executive Officer and its Chief Financial Officer regarding facts and circumstances relating to Exchange Act filings as
Exhibit 99.1 and Exhibit 99.2, respectively, which are included herein.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN CAPITAL STRATEGIES, LTD.


Dated:  August 14, 2002           By: /s/ JOHN R. ERICKSON
                                      --------------------------
                                      John R. Erickson
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary


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                                  EXHIBIT INDEX

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

Exhibit     Description
-------     -----------
99.1        Statement under Oath of Chief Executive Officer regarding Facts and
            Circumstances relating to Exchange Act filings

99.2 Statement under Oath of Chief Financial Officer regarding Facts and Circumstances relating to Exchange Act filings
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